Supplement to the
Fidelity Advisor® Financials Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Financials Fund and Financials Portfolio pursuant to which Fidelity Advisor® Financials Fund would be reorganized on a tax-free basis with and into Financials Portfolio.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Financials Fund would receive, respectively, corresponding shares of Financials Portfolio.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Financials Fund in exchange for corresponding shares of Financials Portfolio equal in value to the net assets of Fidelity Advisor® Financials Fund and the assumption by Financials Portfolio of all of the liabilities of Fidelity Advisor® Financials Fund. After the exchange, Fidelity Advisor® Financials Fund will distribute the Financials Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Financials Fund. As a result, shareholders of Fidelity Advisor® Financials Fund will become shareholders of Financials Portfolio (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about August 14, 2026. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Financials Fund nor its shareholder will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2019.
It is expected that on or about April 30, 2026, Mr. Reed will transition off the fund and Mr. Benson will assume sole portfolio manager responsibilities.
Gerard Benson (Co-Portfolio Manager) has managed the fund since 2025.
AFFS-SUSTK-0526-106 1.9880396.106	May 27, 2026